Exhibit 10.1

                   SECOND AMENDMENT TO CREDIT AGREEMENT


       THIS AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of July 1, 2011, by and between SJW CORP., a California corporation ("Corp") and SJW LAND COMPANY, a California corporation ("Landco") (with Corp and Landco sometimes hereinafter referred to individually and collectively as "Borrower" or "Borrowers"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

                                    RECITALS

       WHEREAS, Borrowers are currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of May 27, 2010, as amended from time to time ("Credit Agreement").

       WHEREAS, Bank and Borrowers have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

       NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

       1. Section 1.1 (a) is hereby amended by deleting "Forty-five Million Dollars ($45,000,000.00)" as the maximum principal amount available under the Line of Credit, and by substituting for said amount "Ten Million Dollars ($10,000,000.00)."

       2. Section 4.9 is hereby deleted in its entirety, and the following substituted therefor:

     "SECTION 4.9. FINANCIAL CONDITION. Maintain the financial condition of SJW Corp., on a consolidated basis, as follows using generally accepted accounting principles consistently applied and used consistently with prior practices (except to the extent modified by the definitions herein):

     (a) Funded Debt. Funded debt not at any time greater than 66-2/3 % of Total Capitalization, with "Funded Debt" defined as any date of determination as the sum of all obligations for borrowed money (including subordinated debt) plus all capital lease obligations, and with "Total Capitalization" defined as of any date of determination as the sum of (i) stockholders' equity plus (ii) Funded Debt.

     (b)  EBIT Coverage Ratio.  EBIT Coverage Ratio not less than 1.75 to
1.0 as of each calendar quarter end, determined on a rolling 4-quarter basis, with "EBIT" defined as net profit before tax plus interest expense, and with "EBIT Coverage Ratio" defined as EBIT divided by the aggregate of total interest expense."

        3. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit
Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

       4. Borrowers hereby remake all representations and warranties contained in the Credit Agreement and reaffirm all covenants set forth therein. Borrowers further certify that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

                                               WELLS FARGO BANK,
SJW CORP.                                      NATIONAL ASSOCIATION

By: /s/ W. Richard Roth                        By: /s/ Anthony White
    --------------------                           --------------------
    W. Richard Roth                            Anthony White
    President                                  Relationship Manager

By: /s/ James P. Lynch
    --------------------
    James P. Lynch
    Chief Financial Officer


SJW LAND COMPANY

By: /s/ W. Richard Roth
    --------------------
    W. Richard Roth
    President

By: /s/ James P. Lynch
    --------------------
    James P. Lynch
    Chief Financial Officer


                 SECOND MODIFICATION TO PROMISSORY NOTE

       THIS MODIFICATION TO PROMISSORY NOTE (this "Modification") is entered into as of July 1, 2011, by and between SJW CORP., and SJW LAND COMPANY ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").
                               RECITALS
       WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Line of Credit in the maximum principal amount of $10,000,000.00, executed by Borrower and payable to the order of Bank, dated as of May 27, 2010 (the "Note"), which Note is subject to the terms and conditions of a loan agreement between Borrower and Bank dated as of May 27, 2010, as amended from time to time (the "Loan Agreement").

       WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Note, and have agreed to modify the Note to reflect said changes.

       NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Note shall be modified as follows:

       1. The maximum principal amount available under the Note is hereby modified to be Ten Million Dollars ($10,000,000.00).
       2. The effective date of the changes set forth herein shall be July 1, 2011.
       3. Except as expressly set forth herein, all terms and conditions of the Note remain in full force and effect, without waiver or modification. All terms defined in the Note or the Loan Agreement shall have the same meaning when used in this Modification. This Modification and the Note shall be read together, as one document.
       4. Borrower certifies that as of the date of this Modification there exists no Event of Default under the Note, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

       IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed as of the day and year first written above.

                                               WELLS FARGO BANK,
SJW CORP.                                      NATIONAL ASSOCIATION

By: /s/ W. Richard Roth                        By: /s/ Anthony White
    --------------------                           --------------------
    W. Richard Roth                            Anthony White
    President                                  Relationship Manager

By: /s/ James P. Lynch
    --------------------
    James P. Lynch
    Chief Financial Officer

SJW LAND COMPANY

By: /s/ W. Richard Roth
    --------------------
    W. Richard Roth
    President

By: /s/ James P. Lynch
    --------------------
    James P. Lynch
    Chief Financial Officer